UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☐

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☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

GAMCO INVESTORS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 15, 2013

GAMCO INVESTORS, INC.
One Corporate Center
Rye, New York 10580
_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2013
_________________

To the Shareholders of GAMCO, Investors, Inc.:

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of GAMCO Investors, Inc., a New York corporation (the “Company”), to be held on November 20, 2013 at 9:00 am, local time, in the Agora room at One Corporate Center, Rye, NY 10580, for the purpose of considering and acting upon the following proposals, as set forth in the accompanying Proxy Statement:

1.
To approve the Agreement and Plan of Merger between the Company and its wholly-owned Delaware subsidiary, GAMCO Investors, Inc. (“GAMCO Delaware”), pursuant to which the Company will merge with and into GAMCO Delaware for the sole purpose of changing the Company’s state of incorporation from New York to Delaware, including to approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of GAMCO Delaware;

2.
To approve an amendment to the Company’s 2002 Stock Award and Incentive Plan to increase the number of shares of Class A Common Stock authorized and reserved for issuance thereunder by 2,000,000 shares; and

3.	Any other matters that properly come before the Special Meeting.

Shareholders of record at the close of business on October 28, 2013 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.  Please read the attached Proxy Statement carefully and vote your shares promptly whether or not you are able to attend the Special Meeting.

 We encourage all shareholders to attend the Special Meeting.

Sincerely yours,

/s/ Thomas J. Hearity

THOMAS J. HEARITY
Acting Secretary

_______________, 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 20, 2013.

 This Notice and the Proxy Statement is available free of charge on the following website: __________________.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 15, 2013

GAMCO INVESTORS, INC.
One Corporate Center
Rye, New York 10580

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 20, 2013

Introduction; Proxy Voting Information

Unless we have indicated otherwise, or the context otherwise requires, references in this Proxy Statement to “GAMCO-New York,” “the Company,” “we,” “us” and “our” or similar terms are to GAMCO Investors, Inc., a New York corporation, its predecessors and its subsidiaries.

We are sending you this Proxy Statement and the accompanying proxy card in connection with the solicitation of proxies by the Board of Directors of GAMCO-New York (the “Board”) for use at the Special Meeting of Shareholders of the Company to be held on November 20, 2013, and any adjournment or postponement thereof (the “Special Meeting”).  The purpose of the Special Meeting is to approve:

(i)
The Agreement and Plan of Merger (the “Merger Agreement”) between the Company and its wholly-owned Delaware subsidiary, GAMCO Investors, Inc. (“GAMCO Delaware”), pursuant to which the Company will merge with and into GAMCO Delaware for the sole purpose of changing the Company’s state of incorporation from New York to Delaware, including approval of the Amended and Restated Certificate of Incorporation (the “New Charter”) and the Amended and Restated Bylaws (the “New Bylaws”) of GAMCO Delaware (collectively, the “Reincorporation,”);

(ii)
An Amendment to the Company’s 2002 Stock Award and Incentive Plan (the “Plan”) to increase the number of shares of Class A Common Stock, par value $.001 per share (“Class A Stock”), authorized and reserved for issuance thereunder by 2,000,000 shares; and

(iii)	Any other matters that properly come before the Special Meeting.

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about ____________, 2013.  The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Special Meeting.

Shareholders of record at the close of business on October 28, 2013, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.  On this record date, we had outstanding __________ shares of Class A Stock and _________ shares of Class B Common Stock, par value $.001 per share (“Class B Stock” and, together with the Class A Stock, the “New York Common Stock”). The Company has no class of voting stock outstanding other than the New York Common Stock.

 The presence, in person or by proxy, of a majority of the aggregate voting power of the shares of Class A Stock and Class B Stock outstanding on October 28, 2013 shall constitute a quorum for the transaction of business at the Special Meeting.  The Class A Stock and Class B Stock vote together as a single class on all matters to be voted upon at the Special Meeting.  Each share of Class A Stock is entitled to one vote per share, and each share of Class B Stock is entitled to ten votes per share.  A majority of the votes of all shares of Class A Stock and Class B Stock entitled to vote at the Special Meeting is required to approve the Reincorporation.  A majority of the votes cast at the Special Meeting is required to approve the proposal to increase the number of shares authorized for issuance under the Plan and any other matters that may come before the Special Meeting.  Abstentions and broker non-votes will count for purposes of establishing a quorum and will have the effect of counting against the Reincorporation but will not have an effect on the proposal to increase the number of shares authorized for issuance under the Plan.

 We will pay for the costs of soliciting proxies and preparing the materials for the Special Meeting. We ask securities brokers, custodians, nominees and fiduciaries to forward Special Meeting materials to our beneficial shareholders as of the record date and we will reimburse them for the reasonable out-of-pocket expenses they incur. Our directors, officers and staff members may solicit proxies personally or by telephone, facsimile, e-mail or other means but will not receive additional compensation for doing so.

 If you are the beneficial owner, but not the record holder, of shares of our Class A Stock, your broker, custodian or other nominee may only deliver one copy of this Proxy Statement to multiple shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of any proxy statement or annual report, now or in the future, or who wishes to receive directions to the Special Meeting, should submit this request by writing to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422 or by calling the Secretary at (914) 921-5073. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, custodian or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

 The Board has selected each of Douglas R. Jamieson, Robert S. Zuccaro and Thomas J. Hearity to act as proxies. When you sign and return your proxy card, you appoint each of Messrs. Jamieson, Zuccaro and Hearity as your representatives at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by delivering a letter of revocation to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422, by properly submitting another proxy bearing a later date or by voting in person at the Special Meeting. The last proxy you properly submit is the one that will be counted.

GAMCO makes available free of charge through its website, at www.gabelli.com, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as soon as reasonably practicable after such material is electronically filed with the Securities and Exchange Commission (“SEC”). Copies of certain of these documents may also be accessed electronically by means of the SEC’s home page at www.sec.gov.  GAMCO also makes available on its website at www.gabelli.com/corp_gov.html the charters for the Audit Committee, Compensation Committee, Governance Committee and Nominating Committee, as well as its Code of Business Conduct, Code of Conduct for Chief Executive and Senior Financial Officers, Corporate Governance Guidelines and its By-laws.  In addition, print copies of these documents are available upon written request to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1422.

PROPOSAL 1

TO CHANGE OUR STATE OF INCORPORATION
FROM NEW YORK TO DELAWARE

Our Board has unanimously approved changing the Company’s state of incorporation from New York to Delaware, pursuant to which the Company would merge with and into a wholly-owned subsidiary of the Company incorporated in Delaware.  Further, our Board has determined that the terms of the Merger Agreement by which the Reincorporation will be effected, and the terms of the New Charter and New Bylaws, are fair to, and in the best interests of, the Company and our shareholders.  For the reasons discussed below, the Board recommends that the shareholders vote FOR the Reincorporation.  Approval of the Reincorporation will also constitute approval of the Merger Agreement, New Charter and New Bylaws, each substantially in the form attached to this Proxy Statement as Annexes A, B and C, respectively.

Reasons for the Reincorporation

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, its legislature has adopted comprehensive, modern and flexible corporate laws which are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. As a result, the Delaware General Corporation Law (the “Delaware law” or “DGCL”) is widely regarded as the most extensive and well−defined body of corporate law in the United States, and many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company.

The Delaware legislature has shown an ongoing sensitivity to corporate law issues and needs, as noted above.  In addition, over the past century a well−established body of judicial decisions construing the DGCL has developed, providing directors and officers with a greater measure of certainty and predictability in managing corporate affairs than exists in other jurisdictions.  Many investors also prefer the certainty and predictability of the corporate affairs of a Delaware corporation as compared to corporations formed in other states.  While it may be possible under the New York Business Corporation Law (“New York law” or “NYBCL”) to obtain some of the same advantages offered to the Company under the DGCL, the New York legislature and courts do not always offer the same levels of certainty and predictability to a corporation as their Delaware counterparts. Accordingly, the Board believes that a change in incorporation from New York to Delaware would be in the best interests of the Company and its shareholders.

Despite the belief of the Board that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that the interests of the Board, management and affiliated shareholders in voting on the Reincorporation may not be the same as those of unaffiliated shareholders. Delaware Law does not afford minority shareholders all of the same substantive rights and protections available under New York law. For a comparison of shareholders’ rights and the powers of management under Delaware and New York law see “Significant Differences Between the Corporation Laws of Delaware and New York” below.

Required Vote

Under New York law, the affirmative vote of the holders of at least a majority of the Company’s shares entitled to vote on the Reincorporation is required for approval of the Reincorporation. The Reincorporation has been approved by the Board. GGCP, Inc. (“GGCP”), a private company which owns a majority of our Class B Stock through an intermediate subsidiary, GGCP Holdings, LLC, and Mario J. Gabelli, our Chairman and Chief Executive Officer, who is also the Chief Executive Officer, a director and the controlling shareholder of GGCP, collectively own, as of October 28, 2013, ____% of our common stock outstanding on a combined basis, representing, on a combined basis, ____% of the total voting power entitled to vote at the Special Meeting, which is greater than the majority of the votes required to approve the Reincorporation. GGCP and Mr. Gabelli have expressed their intention to vote in favor of the Reincorporation and thus, regardless of the votes of others, their votes on the Reincorporation will prevail.

Principal Features of the Reincorporation

The following discussion is qualified in its entirety by reference to the Merger Agreement and by the applicable provisions of New York law and Delaware law.

The Reincorporation will be effected by the merger of GAMCO-New York with and into GAMCO-Delaware pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A.  GAMCO-Delaware is a wholly-owned subsidiary of GAMCO-New York that was incorporated by us on October 14, 2013 under the DGCL for the sole purpose of effecting the Reincorporation.  GAMCO-Delaware has no operations and no assets or liabilities.  GAMCO-Delaware has one share of common stock issued and outstanding, which is held by the Company, and has only minimal capital. The terms of the merger provide that the single share of GAMCO-Delaware common stock held by the Company will be cancelled following the Reincorporation, and that the Company’s current shareholders will be the only shareholders of the newly-merged corporation.  Copies of GAMCO-Delaware’s current Certificate of Incorporation and Bylaws are available for inspection by our shareholders upon reasonable notice during regular business hours, at the Company’s principal executive offices located at One Corporate Center, Rye, New York 10580-1422.  Immediately prior to the merger with GAMCO-New York, GAMCO-Delaware’s current Certificate of Incorporation and Bylaws will be amended and restated in the forms attached to this Proxy Statement as Annex B and Annex C.

The Reincorporation will become effective (the “Effective Time”) upon the later of (i) the acceptance for filing of the Certificate of Merger (the “New York Merger Certificate”) by the Secretary of State of New York, (ii) the acceptance for filing of a Certificate of Ownership and Merger (the “Delaware Merger Certificate”) by the Secretary of State of Delaware or (iii) such other time as agreed upon by the two corporations and set forth in the New York Merger Certificate and Delaware Merger Certificate.  As a result of the Reincorporation, we will cease our corporate existence in the State of New York.  However, the Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.

At the Effective Time:

•	Each outstanding share of our Class A Stock will be converted into one share of GAMCO-Delaware Class A common stock with the same par value (the “Delaware Class A Common Stock”);

•
Each outstanding share of our Class B Stock will be converted into one share of GAMCO-Delaware Class B common stock with the same par value (the “Delaware Class B Common Stock” and, together with Delaware Class A Common Stock, the “Delaware Common Stock”);

•	Each outstanding share of Delaware Common Stock held by GAMCO-New York will be retired and canceled and will become authorized and unissued Delaware Common Stock;

•
Each outstanding option to purchase shares of Class A Stock or Class B Stock of GAMCO-New York will be deemed to be an option to purchase the same number of shares of Delaware Class A Common Stock or Delaware Class B Common Stock, respectively, with no change in the exercise price or other terms or provisions of the option; and

•
Each other equity award relating to Class A Stock or Class B Stock of GAMCO-New York will be deemed to be an equity award for the same number of shares of Delaware Class A Common Stock or Delaware Class B Common Stock, respectively, with no change in the terms or provisions of the option or equity award.

In addition, at the Effective Time, all the assets and liabilities of GAMCO-New York will become the assets and liabilities of GAMCO-Delaware, our directors and officers will become the directors and officers of GAMCO-Delaware, and all of our employee benefit and incentive plans will become GAMCO-Delaware plans. Shareholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of GAMCO-Delaware.   Our employment contracts and other employee benefit arrangements also will be continued by GAMCO-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of GAMCO-Delaware, except that we will be required to enter into supplemental indentures to each of our existing indentures governing our 0% Subordinated Debenture due 2015 and 5.875% Senior Notes due 2021, in order to have GAMCO-Delaware expressly assume all of the obligations of the Company in connection with such securities and their respective indentures.

 The Board intends that the Reincorporation be consummated as soon as practicable following the Special Meeting. Nonetheless, the Merger Agreement by which the Reincorporation will be effected allows the Board to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders’ approval has been obtained and before the Effective Time, if circumstances arise causing the Board to deem either of such actions advisable.

Other than receipt of shareholder approval and the filing of the New York Merger Certificate with the New York Secretary of State and the Delaware Merger Certificate with the Delaware Secretary of State, to our knowledge, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation.  Although the Reincorporation will require a technical relisting of our Class A Stock on the New York Stock Exchange (the “NYSE”) following the Reincorporation, our Class A Stock will continue to be traded on the NYSE under the same symbol, “GBL.”

Exchange of Stock Certificates

If the Reincorporation is approved, it will not be necessary for shareholders to exchange their existing Company stock certificates for GAMCO-Delaware stock certificates. However, at any time on or after the Effective Time, each holder of a certificate representing pre−Reincorporation New York Common Stock shall be entitled, upon request and upon surrender of such certificate to GAMCO-Delaware, to receive in exchange for such certificate, one or more new stock certificates evidencing ownership of such number of shares of Delaware Common Stock into which such New York Common Stock was converted as a result of the Reincorporation.

If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered is registered, the person surrendering the certificate must endorse the certificate for transfer and pay to GAMCO-Delaware’s transfer agent any transfer or other taxes required by reason of the issuance of a certificate in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

In the event any stock certificate representing pre−Reincorporation New York Common Stock has been lost, stolen or destroyed, upon the affidavit of the person claiming the certificate was lost, stolen or destroyed, GAMCO-Delaware will cause to be issued a new certificate representing such Delaware Common Stock into which the shares of the lost, stolen or destroyed certificate were converted in conjunction with the Reincorporation. When authorizing such an issuance, the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate to deliver a bond to GAMCO-Delaware in such form and amount as the Board may direct as indemnity against any claim that may be made against GAMCO-Delaware with respect to the certificate alleged to have been lost, stolen or destroyed.

Following the Reincorporation, GAMCO-Delaware’s transfer agent, will continue to be Computershare Trust Company, N.A.

No Change in Transferability of Shares

Shareholders whose shares of New York Common Stock were freely tradable before consummation of the Reincorporation will own shares of Delaware Common Stock that are freely tradable after consummation of the Reincorporation.

Shareholders holding pre−Reincorporation shares of New York Common Stock with transfer restrictions will hold post−Reincorporation shares of Delaware Common Stock that have the same restrictions.  For purposes of Rule 144 under the Securities Act of 1933, as amended, shareholders who hold Delaware Common Stock will be deemed to have acquired those shares on the date they originally acquired their corresponding shares of New York Common Stock.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have appraisal rights under New York law as a result of the proposed Reincorporation.  Pursuant to Section 910(A) of the NYBCL, appraisal rights are available with respect to any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of shares shall not be available: (i) to a shareholder of the parent corporation in a merger authorized by section 905 (merger of parent and subsidiary corporations), or paragraph (c) of section 907 (merger or consolidation of domestic and foreign corporations).

Certain Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain federal income tax consequences to holders of New York Common Stock who receive Delaware Common Stock as a result of the Reincorporation. The summary sets forth such consequences to GAMCO-New York shareholders who hold their shares as a capital asset (generally, an asset held for investment).

This summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a “tax−free” reorganization as described in Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a “tax−free” reorganization, no gain or loss will be recognized to the holders of New York Common Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by GAMCO-New York or GAMCO-Delaware. The basis of the acquired assets in the hands of GAMCO-Delaware will be the same as GAMCO-New York’s basis in such assets. Each former holder of New York Common Stock will have the same basis in Delaware Common Stock received by that holder pursuant to the Reincorporation as that holder has in New York Common Stock held by that holder at the time the Reincorporation is consummated. Each shareholder’s holding period with respect to the Delaware Common Stock will include the period during which that shareholder held the corresponding New York Common Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, GAMCO-Delaware would be considered the acquirer and would be treated as the successor to GAMCO-New York’s historical operations.  Accordingly, GAMCO-New York’s historical financial statements would be treated as the financial statements of GAMCO-Delaware.

Significant Changes in the Company’s Charter and By-Laws to be Implemented by the Reincorporation

The New Charter, attached hereto as Annex B, and the New Bylaws, attached hereto as Annex C, differ in a number of respects from the Restated Certificate of Incorporation of GAMCO-New York (the “Current Charter”) and the Amended and Restated Bylaws of GAMCO-New York (the “Current Bylaws”), respectively, copies of which have been filed with the Securities and Exchange Commission and are also available for inspection by our shareholders upon reasonable notice during regular business hours, at the Company’s principal executive offices located at One Corporate Center, Rye, New York 10580-1422.  The Current Bylaws are also available on the Company’s website in the Investor Relations section.  Despite the differences between the Current Charter, the Current Bylaws, and the laws of the State of New York which currently govern the Company, and the New Charter, the New Bylaws, and the laws of the State of Delaware which govern GAMCO-Delaware, your rights as shareholders will not be materially affected by the Reincorporation.

The following discussion briefly summarizes some of the more significant differences between the Current Charter and Current Bylaws of GAMCO-New York and the New Charter and New Bylaws of GAMCO-Delaware.  The following summary does not purport to be a complete statement of the respective rights of holders of New York Common Stock and Delaware Common Stock, and is qualified in its entirety by reference to the Current Charter and Current Bylaws of GAMCO-New York and the New Charter and New By-laws of GAMCO Delaware, respectively.

Removal of Directors:  Under the Current Charter and Current Bylaws, prior to the Trigger Date (as defined below), any member of the Board can be removed, with or without cause, at any time prior to the expiration of his term by a majority vote of the outstanding shares.  However, under the Current Charter and Current Bylaws, effective as of the date on which Mario J. Gabelli beneficially owns less than a majority of the voting power of the Company (the “Trigger Date”), a director may be removed only for cause and only upon the affirmative vote of holders of at least 80% of the voting power of the Company.  Under Delaware law, on the other hand, any director or the entire board of directors of the Company may be removed, with or without cause, by the holders of only a majority of the shares then entitled to vote at an election of directors.  Accordingly, this provision in the New Charter and New Bylaws has been revised to conform to Delaware law.

Shareholder Action by Written Consent:  Under New York law, because the Company’s Current Charter is silent on whether shareholders can act by written consent without a meeting,  such action may be taken only if the written consent is signed by the holders of all the outstanding shares entitled to vote thereon.  Under the New Charter and New Bylaws, on the other hand, shareholders will be able to take action by written consent if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.  The New Bylaws also set forth rules requiring shareholders to request the Board to fix a record date for the purpose of determining the shareholders entitled to give consent to such corporate action.

Voting of Proxies:  Under the New Bylaws, a proxy can be voted or acted upon for three (3) years compared with eleven (11) months, as provided under the Current Bylaws.

Exclusive Jurisdiction:  The New Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws, or (e) any action asserting a claim governed by the internal affairs doctrine.

Indemnification and Limitation on Liability:  The Current Charter limits the personal liability of the Board to the fullest extent permitted under the NYBCL, but is silent on indemnification (which is addressed in the Current Bylaws).  The New Charter similarly provides, as permitted by the DGCL, that no director of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty except under certain specific circumstances.   In addition, the New Charter provides that, to the fullest extent permitted by Delaware law, the Company shall indemnify, hold harmless and advance expenses to any person made a party to any action or proceeding because he is or was a director or officer of the Company.  The New Bylaws also address indemnification in essentially the same terms as the Current Bylaws.

Comparative Summary of Rights and Obligations Under New York and Delaware Law

In addition, there are some material differences between the NYBCL and the DGCL which are reflected in the chart below.  This chart does not address each difference between the NYBCL and the DGCL but summarizes those provisions which the Company believes are most relevant to our existing shareholders.  This chart is not intended as an exhaustive list of all the provisions of and differences between the two states’ corporate laws, and is qualified in its entirety by reference to NYBCL and the DGCL.

NEW YORK	DELAWARE

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Under the NYBCL, no contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose, if:

(a) The material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors; or

(b) The material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders; or

(c) The contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board, a committee or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other  corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(a) The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

ELECTION AND REMOVAL OF DIRECTORS

The NYBCL requires that the corporation have one or more directors.  The directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the certificate of incorporation provides otherwise.

Under the NYBCL, only the shareholders may remove a director without cause, and this only if the certificate of incorporation or bylaws so provide.  Any and all directors can be removed for cause either by shareholders or, if the certificate or the bylaws so allow, by the board of directors.  The NYBCL also provides that if a director is elected by a class vote or cumulative voting, such director may never be removed by the board.

Under the NYBCL, unless the certificate provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

The DGCL states that the corporation must have one or more directors.  The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation so provides, any director or the entire board of directors of a corporation with a classified board of directors may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors, and except 2) if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

INSPECTION OF BOOKS AND RECORDS

Under the NYBCL, any shareholder of record may, after at least five business days’ prior written notice, inspect and copy of the minutes of the corporation’s shareholders’ proceedings and record of shareholders and make extracts therefrom for any purpose reasonably related to such person’s interest as a shareholder.

The DGCL permits shareholders to inspect and make extracts from the corporation’s books and records for any proper purpose.  Under the DGCL, the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.

LIMITATION ON LIABILITY OF DIRECTORS;
INDEMNIFICATION OF OFFICERS AND DIRECTORS

Under the NYBCL, the corporation’s certificate of incorporation can eliminate or limit directors’ personal liability to the corporation or its shareholders for breach of their duty of care.  However, a corporation may not limit directors’ liability in certain circumstances, such as action taken in bad faith, intentional misconduct or violation of the duty of loyalty.

NYCBL imposes statutory liability upon the directors if they vote or concur in one of the following: (i) declaring a dividend or other distribution contrary to the NYBCL or certificate of incorporation; (ii) repurchasing by the corporation of its own shares contrary to the NYBCL or certificate of incorporation: (iii) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors; (iv) making of any loan contrary to section 714 of NYBCL.

Under the NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

The DGCL permits corporations to adopt provisions in their certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders.  However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation.  However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation.  In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

Under the NYBCL, the board of each constituent corporation, upon adopting a plan of merger or consolidation, shall submit such plan to a vote of shareholders.

For corporations not in existence on February 22, 1998 (such as the Company) or where the certificate of incorporation of which expressly provides, the approval of the merger shall require the majority of the shares entitled to vote.  For corporations in existence on February 22, 1998, the approval of the merger shall require two-thirds of the votes of all outstanding shares entitled to vote.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 90% of the outstanding shares), there is no requirement of shareholder approval from either corporation, provided the subsidiary is merged into a parent corporation.

Notwithstanding shareholder authorization and at any time prior to the filing of the certificate of merger or consolidation, the plan of merger or consolidation may be abandoned pursuant to a provision for such abandonment, if any, contained in the plan of merger or consolidation.

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all or substantially all of the assets of the corporation.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or (ii) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DIVIDENDS

Under the NYBCL, corporations may declare and pay dividends or make other distributions in cash or bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation.

Dividends may be declared or paid and other distributions may be made either (1) out of surplus, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Under the DGCL, corporations may pay dividends out of surplus (as defined below) and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions.  Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

APPRAISAL RIGHTS; DISSENTERS’ RIGHTS

Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, and any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval, except that the rights shall not be available:

(i) to a shareholder of the parent corporation in a merger between a parent and a subsidiary corporation; or

(ii)  to a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified above, unless such merger effects one or more of certain specified changes in the rights of the shares held by such shareholder; or

(iii)  to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Under the DGCL, a shareholder of a corporation only has appraisal rights when objecting to certain mergers.  And a shareholder does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

STOCKHOLDERS’ CONSENT WITHOUT A MEETING

Under the NYBCL, any action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

AMENDMENT TO CHARTER

Under the NYBCL, any amendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote in a meeting of shareholders.  The certificate may provide for a greater vote than would be necessary under the NYCBL.

However, any one or more of the following changes may be authorized solely by the board:

(1)  To specify or change the location of the corporation’s office.

(2)  To specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him.

(3)  To make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote.  It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

AMENDMENTS TO BYLAWS

Under the NYBCL, a corporation’s bylaws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the shareholders, by the board of directors.

Under the DGCL, the vote of a majority of the shares outstanding is required to adopt, amend or repeal the bylaws or, if permitted under the corporation’s certificate of incorporation, the board of directors may take such action, subject to the power of the shareholders to reject or modify any such action by the board.

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

An “interested shareholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock.  “Business combinations” under the NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issuances and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, NYBCL allows such business combinations if approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder.  Business combinations are also permitted when certain statutory “fair price” requirements are met.

The DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder.  An “interested stockholder” under DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation.

The prohibited combinations include:

(i)  Mergers or consolidations;

(ii)  Sales, leases, exchanges or other dispositions of 10% or more of:

(1)  the aggregate market value of all assets of the corporation, or

(2)   the aggregate market value of all the outstanding stock of the corporation;

(iii)  Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder;

(iv)  Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation;

(v)  Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

A Delaware corporation may elect to waive the above restriction in its certificate of incorporation.  In addition, the DGCL restriction on business transactions with interested stockholders does not apply in the following cases:

(i)  If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(ii)  If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; and

(iii)  If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders’ meeting.

PREEMPTIVE RIGHTS

Under the NYBCL, for corporations formed before February 22, 1998, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the certificate of incorporation expressly limits or eliminates preemptive rights.  For corporations formed on or after February 22, 1998, such as the Company, preemptive rights do not exist, unless expressly provided in the certificate of incorporation.

Under the DGCL, the issuance of shares does not result in preemptive rights of stockholders, unless the certificate of incorporation expressly provides for such rights.
LOANS TO, AND GUARANTEES OF OBLIGATIONS OF, DIRECTORS

Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless (1) the shareholders (other than the interested director) approve the transaction; or (2) for corporations in existence on February 22, 1998, if the certificate of incorporation so provides, and with respect to any corporation formed after February 22, 1998, such as the Company, if the board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

The NYBCL provides that a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

Under the DGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

The DGCL contains no provision similar to the NYBCL restricting guarantees by a corporation.

EXPIRATION OF PROXIES

Unless the proxy provides for a longer period, a proxy under the NYBCL can be voted or acted upon for eleven months.
The DGCL provides that the appointment of a proxy with no expiration date may be valid for up to three years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if it is coupled with an interest in the stock itself or an interest in the corporation generally sufficient in law to support an irrevocable power.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES

Under the NYBCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be authorized as required by the policies of all stock exchanges on which the corporation’s shares are listed, or if the corporation’s shares are not so listed, then by a majority of the voting shares.
Under the DGCL, stockholder approval is not required, and such an action can be authorized by the board of directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 1 TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEW YORK TO DELAWARE THOUGH A MERGER.  PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL, UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2002 STOCK AWARD AND INCENTIVE PLAN

The Board has adopted and is seeking shareholder approval of an amendment to the Company’s 2002 Stock Award and Incentive Plan (the “Plan”) to increase the number of shares of Class A Stock that are available to be issued under the Plan by 2,000,000 shares, from 1,500,000 to 3,500,000 shares (subject to adjustment for stock splits, stock dividends and similar events).  Of the 1,500,000 shares of Class A Stock currently authorized for issuance under the Plan, only 46,975 shares remained available for future grants or awards as of October 28, 2013.

The Plan was originally approved by shareholders on May 21, 2002. The Plan provides equity-based compensation through the grant of stock options, stock appreciation rights, stock awards, performance shares and stock units.   The Board believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to attract, motivate, and retain key employees and Directors and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company.

As of October 28, 2013, there were ________ shares of our Class A Stock outstanding. The increase of 2,000,000 shares of Class A Stock available for grant under the Plan will result in additional potential dilution of our outstanding stock.  Based solely on the closing price of our Class A Stock on October 28, 2013 of $_______ per share, the aggregate market value of the additional 2,000,000 shares of Class A Stock to be reserved for issuance under the Plan would be $___________and represent approximately ____% of the number of shares of Class A Stock outstanding.

Other than the proposed amendment to the Plan to increase the number of shares of Class A Stock that the Company may issue under the Plan, there are no other changes to the Plan.  The full text of the amendment to the Plan is attached hereto as Annex D. The following discussion is qualified in its entirety by reference to the amendment attached hereto as Annex D and the original text of the Plan filed as Exhibit A to the Company’s Proxy Statement on Schedule 14A, dated April 30, 2002.

The Company intends to register the 2,000,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after receiving shareholder approval.

Plan Benefits

Future grants under the Plan will be made at the discretion of the Compensation Committee of the Board and accordingly are not yet determinable.  In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our Class A Stock on future dates and the exercise decisions made by the participants.  As of October 28, 2013, awards covering 1,453,025 shares of Class A Stock had been granted under the Plan.

The following table sets forth the stock options and stock awards outstanding under the Plan as of October 28, 2013 to each of the Company’s Named Executive Officers, the Company’s Executive Officers as a group, the Company’s Non-Executive Directors as a group, and all employees of the Company, including all current officers who are not executive officers, as a group:

Name	Number of Shares Underlying Restricted Stock Awards	Number of Shares Underlying Stock Options
Mario J. Gabelli Chairman, Chief Executive Officer and Chief Investment Officer – Value Portfolios	-0-	-0-
Douglas R. Jamieson President and Chief Operating Officer	6,000	-0-
Robert S. Zuccaro Executive Vice President and Chief Financial Officer	6,000	-0-
Henry Van der Eb Senior Vice President	1,000	-0-
Agnes Mullady Senior Vice President	14,000	-0-
Total for all current Executive Officers (including the Named Executive Officers identified above)	41,000	-0-
Non-Executive Director Group	-0-	56,000
All employees, including all current officers who are not executive officers, as a group	386,700	-0-

Vote Required

The affirmative vote of the holders of at least a majority of the votes cast at the Special Meeting is necessary to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.  GGCP and Mr. Gabelli have expressed their intention to vote in favor of this proposal and thus, regardless of the votes of others, their votes on this proposal will prevail.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S STOCK AWARD AND INCENTIVE PLAN.

CERTAIN OWNERSHIP OF OUR STOCK

The following table sets forth, as of October 28, 2013, certain information with respect to all persons known to us who beneficially own more than 5% of the Class A Stock or Class B Stock. The table also sets forth information with respect to stock ownership of our executive officers and directors and all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which a person has the sole or shared voting or investment power and any shares which the person can acquire within 60 days (e.g., through the exercise of stock options). Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares set forth in the table.

Name of Beneficial Owner*	Title of Class	Number of Shares		Shares Acquirable Within 60 days	Percent of Class (%)
5% or More Shareholders
Blackrock, Inc.	Class A	327,181	(1)	-0-	4.95
Frederick J. Mancheski	Class A	1,725,974	(2)	-0-	26.10
Royce & Associates, LLC	Class A	471,075	(3)	-0-	7.12
Keeley Asset Management Corp.	Class A	376,000	(4)	-0-	5.69
E.S. Barr & Company	Class A	451,597	(5)	-0-	6.83

Directors and Executive Officers
Mario J. Gabelli	Class A	70,000	(6)	-0-	**
	Class B	19,269,101	(7)	-0-	99.20
Douglas R. Jamieson	Class A	11,747	(8)	-0-	**
	Class B	24,044		-0-	**
Agnes Mullady	Class A	23,895		-0-	**
Henry Van der Eb	Class A	2,028		-0-	**
Robert S. Zuccaro	Class A	11,475		-0-	**
Edwin L. Artzt	Class A	-0-		10,000	**
Raymond C. Avansino, Jr.	Class A	84,000	(9)	6,000	1.36
Richard L. Bready	Class A	1,000		10,000	**
Eugene R. McGrath	Class A	1,000	(10)	10,000	**
Robert S. Prather, Jr.	Class A	10		10,000	**
Elisa M. Wilson	Class B	9,246		-0-	**
All Directors & Executive Officers as a Group (15 persons)	Class A	186,049		46,000	3.51
	Class B	19,303,125		-0-	99.38

The address of each beneficial owner of more than 5% of the Class A Stock or Class B Stock is as follows: Blackrock, Inc., 40 East 52nd Street, New York, NY 10022; Frederick J. Mancheski, 1060 Vegas Valley Drive, Las Vegas, Nevada 89109; Royce & Associates, LLC, 745 Fifth Avenue, New York, NY 10151; Keeley Asset Management Corp., 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604: E.S. Barr & Company, 1999 Richmond Road, Suite 1B, Lexington, KY 40502 and Mario J. Gabelli, GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580.

(**)	Represents beneficial ownership of less than 1%.

Pursuant to a resolution approved by the Board, as of September 26, 2013, there are currently 1,000,000 shares of the Class B Stock that may be exchanged for Class A Stock.

(1)	As reported in Schedule 13G that was filed with the Commission on February 4, 2013 by Blackrock, Inc.

(2)
As reported in Amendment No. 5 to Schedule 13D filed with the SEC by Frederick J. Mancheski on January 9, 2013, Mr. Mancheski beneficially owns 1,725,974 shares of Class A Stock.  According to this filing, 822,735 of the shares are owned by Mr. Mancheski, 758,397 shares are held by Mancheski, LLC and 144,842 shares are owned by the Frederick J. Mancheski 2009 Irrevocable Trust.  Pursuant to an Exchange and Standstill Agreement between GAMCO and Mr. Mancheski, dated May 31, 2006, Mr. Mancheski agreed, among other things, (i) not to solicit proxies in opposition to Company management; (ii) not to attempt to exercise any control over management or the Company; (iii) to vote his shares in favor of the nominees and positions advocated by the Board; (iv) subject to certain exceptions, not to acquire any additional shares of the Company or seek to acquire the Company; (v) not to become part of a “group” with any other persons; (vi) not to initiate, propose or submit one or more shareholder proposals or induce or attempt to induce any other person to initiate any shareholder proposal; (vii) not to seek to call, or to request the call of, a special meeting of the Company’s shareholders, or make a request for a list of the Company’s shareholders; (viii) not to deposit any Class A Stock or other Voting Securities (as defined in the Exchange and Standstill Agreement) in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof; and (ix) not to commence, encourage, or support any derivative action in the name of the Company or any class action against the Company or any of its officers or directors, each for a period of ten years.

(3)	As reported in Amendment No. 9 to Schedule 13G that was filed with the SEC on January 10, 2013 by Royce & Associates, LLC.

(4)
As reported in Amendment No. 3 to Schedule 13G that was filed with the SEC by Keeley Asset Management Corp. on February 7, 2013.  According to this filing, Keeley Asset Management Corp. beneficially owns 376,000 shares, Keeley Small Cap Value Fund beneficially owns 363,000 shares, and John L. Keeley, Jr. beneficially owns 13,000 shares.

(5)
As reported in Amendment No. 3 to Schedule 13G that was filed with the SEC by E.S. Barr & Company on February 13, 2013.  According to this filing, E.S. Barr & Company beneficially owns 451,597 shares, Edward S. Barr beneficially owns 455,872 shares (7.45% of the shares) which includes 4,275 shares he holds individually (or through retirement accounts for his benefit), and E.S. Barr Holdings, LLC beneficially owns 451,597 shares.

(6)	Includes 50,000 shares held by GGCP, Inc. Mr. Gabelli has voting and dispositive control of these shares.

(7)
Of this amount, 325,360 are owned directly by Mr. Gabelli and 18,943,741 of these shares are owned by GGCP Holdings, LLC (“Holdings”) via GGCP, Inc. (“GGCP”).  Mr. Gabelli may be deemed to have beneficial ownership of the Class B Stock held by Holdings on the basis of (i) his position as the Chief Executive Officer of, a director of, and the controlling shareholder of GGCP which is the manager and the majority member of Holdings, and (ii) a certain profit interest in Holdings.  Mr. Gabelli disclaims beneficial ownership of the shares owned by Holdings except to the extent of his pecuniary interest therein.

(8)
Includes 1,500 shares for which First Clearing, LLC is the Uniform Gift to Minors Act Custodian for Mr. Jamieson’s children and 500 shares held by one of his children who has reached the age of legal majority but who continues to reside in Mr. Jamieson’s household.  Mr. Jamieson has voting and dispositive control of these shares.

(9)	Includes 60,000 shares that are owned by an entity for which Mr. Avansino serves as a director and officer. Mr. Avansino disclaims beneficial ownership of 60,000 shares.

(10)	Mr. McGrath has shared voting and dispositive power with respect to these shares.

SHAREHOLDER PROPOSALS

Qualified shareholders who want to have proposals included in our proxy statement in connection with our 2014 annual meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver such proposals so that they are received at our principal executive offices at One Corporate Center, Rye, New York 10580 by December 26, 2013 in order to be considered for inclusion in next year’s proxy statement and proxy.  For any shareholder proposal submitted outside Rule 14a-8 of the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the Company must receive notice of such proposal, or any nomination of a director by a shareholder, by February 6, 2014.

OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Special Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally and properly come before the Special Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

Whether or not you intend to be present at this Special Meeting you are urged to sign and return your proxy promptly.

By order of the Board of Directors,

/s/ Thomas J. Hearity

THOMAS J. HEARITY
Acting Secretary

_____________, 2013

ANNEX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”), dated as of October 14, 2013, is by and between GAMCO Investors, Inc., a New York corporation (“Parent”), and GAMCO Investors, Inc., a Delaware corporation (“Subsidiary”), pursuant to Article 9 of the Business Corporation Law of the State of New York (the “NYBCL”) and Subchapter IX of Title 8 of the Delaware General Corporation Law (the “DGCL”).

W I T N E S S E T H:

WHEREAS, Parent is a corporation duly organized and in good standing under the laws of the State of New York;

WHEREAS, Subsidiary is a corporation duly organized and in good standing under the laws of the State of Delaware;

WHEREAS, Parent currently holds all of the issued and outstanding shares of stock of Subsidiary;

WHEREAS, the respective Boards of Directors of Parent and Subsidiary have determined that it is advisable and in the best interests of such corporations and their stockholders for Parent to merge with and into Subsidiary, for the sole purpose of changing the Parent’s state of incorporation from the State of New York to the State of Delaware; and

WHEREAS, the Board of Directors of Parent has directed that this Merger Agreement be submitted to a vote of Parent’s shareholders for approval in accordance with the NYBCL; and

WHEREAS, the sole stockholder of Subsidiary has approved this Merger Agreement by execution of a written consent in accordance with Section 228 of the DGCL.

NOW, THEREFORE, in consideration of the premises, mutual agreements and covenants set forth herein, the parties hereto agree as follows:

ARTICLE 1:  The Merger.

(a)           Upon the terms and subject to the conditions set forth in this Merger Agreement, at the Effective Time (as defined below), Parent shall be merged with and into Subsidiary (the “Merger”), and the separate existence of Parent shall cease and Subsidiary shall be the entity surviving the Merger (hereinafter referred to as the “Surviving Entity”), which shall continue to exist under, and be governed by, the laws of the State of Delaware.  The Merger shall have the effects specified in the DGCL, including Section 259 of Subchapter IX of Title 8 of the DGCL, the NYBCL, including Section 906 of Article 9 of the NYBCL, and this Merger Agreement.

(b)           Subject to Article 9 hereof, the Merger shall become effective upon the later of (i) the acceptance for filing of the Delaware Certificate of Ownership and Merger (the “Delaware Certificate of Merger”), to be prepared and filed with the Secretary of State of the State of Delaware, pursuant to Section 253 of the DGCL, (ii) the acceptance for filing of the New York Certificate of Merger (the “New York Certificate of Merger”), to be prepared and filed with the New York Department of State, pursuant to Section 907(e) of the NYBCL, and (iii) such other time as agreed upon by the parties and set forth in the Delaware Certificate of Merger and the New York Certificate of Merger (the “Effective Time”).

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ARTICLE 2:  Directors and Officers.  The directors and officers of Parent immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity from and after the Effective Time, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Entity or the DGCL.

ARTICLE 3:  Governing Documents.

(a)           The certificate of incorporation of Subsidiary in effect at the Effective Time, in the form attached hereto as Exhibit A, shall be the certificate of incorporation of the Surviving Entity until amended in accordance with applicable law.

(b)           The by-laws of Subsidiary in effect at the Effective Time, in the form attached hereto as Exhibit B, shall be the by-laws of the Surviving Entity until amended in accordance with applicable Law.

ARTICLE 4:  Name.  From and after the Effective Time, the name of the Surviving Entity shall be: GAMCO Investors, Inc.

ARTICLE 5:  Effect of Merger on Capital Stock.

(a)           At the Effective Time, (i) each share of Class A common stock of Parent issued and outstanding immediately prior to the Effective Time shall be automatically converted into one share of Class A common stock of the Surviving Entity, (ii) each share of Class B common stock of Parent issued and outstanding immediately prior to the Effective Time shall be automatically converted into one share of Class B common stock of the Surviving Entity, and each issued and outstanding share of common stock of Subsidiary, all of which are owned by Parent, shall be automatically retired and canceled, without the payment of consideration therefor.

(b)           At the Effective Time, each option, warrant, restricted stock unit or other security of Parent issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the Surviving Entity and shares of Class A common stock or Class B common stock of the Surviving Entity shall be reserved for purposes of the exercise of such options, warrants, restricted stock units or other securities for each share of Class A common stock or Class B common stock of Parent so reserved prior to the Effective Time.

(c)           At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior to the Effective Time evidenced ownership of securities of Parent shall be deemed for all purposes to evidence ownership of and to represent the securities of the Surviving Entity into which such securities of Parent have been converted, as herein provided, and shall be so registered on the books and records of the Surviving Entity or its transfer agent.  The registered owner of any such outstanding certificate or other document evidencing ownership of securities of Parent shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided.

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ARTICLE 6:  Transfer, Conveyance and Assumption.  Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Entity shall, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of Parent; (ii) all of the assets and property of whatever kind and character of Parent shall vest in the Surviving Entity without further act or deed; and (iii) the Surviving Entity, shall, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Parent, including, without limitation, all outstanding indebtedness of Parent.

ARTICLE 7:  Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan and other similar plans to which Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Entity.  To the extent any employee benefit plan, incentive compensation plan or other similar plan of Parent provides for the issuance or purchase of, or otherwise relates to, securities of Parent, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the securities of the Surviving Entity into which such securities of Parent have been converted as herein provided.

ARTICLE 8:  Further Assurances.  In the event that this Merger Agreement shall have been fully approved and adopted by the Parent in accordance with the provisions of the NYBCL and by the Subsidiary in accordance with the provisions of the DGCL, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New York and the State of Delaware and elsewhere to effectuate the Merger herein provided for. The directors and officers of the Parent and Subsidiary are fully authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Merger Agreement or of the Merger herein provided for.

ARTICLE 9:  Shareholder Approval; Termination.  This Merger Agreement has been submitted to a vote of the shareholders of Parent in accordance with the laws of the State of New York. In the event that this Agreement shall not be approved by the requisite vote of shareholders of Parent entitled to vote thereon, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.  Notwithstanding the foregoing, this Merger Agreement may also be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, if the Board of Directors of Parent determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Parent and its shareholders.  In the event of the termination and abandonment of this Merger Agreement, this Merger Agreement shall become null and void and have no effect, without any liability on the part of either Parent or Subsidiary, or any of their respective shareholders, stockholders, directors or officers.

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ARTICLE 10:  Amendments; Waivers.

(a)           Any provision of this Merger Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by Parent and Subsidiary, provided that an amendment shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any securities of Parent to be effected by the Merger; (ii) alter or change any term of the certificate of incorporation of the Surviving Entity; or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any securities of Parent.

(b)           No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

ARTICLE 11:  Successors and Assigns.  The provisions of this Merger Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Merger Agreement without the consent of the other party hereto.

ARTICLE 12:  Governing Law.  This Merger Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

ARTICLE 13:  Consent to Jurisdiction.  Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York state court, or the United States District Court, Southern District of New York, in each case sitting in the County of New York over any action or proceeding arising out of or relating to this Merger Agreement and the transactions contemplated hereby and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such New York state or Federal court.

ARTICLE 14:  Counterparts; Effectiveness.  This Merger Agreement may be signed in any number of counterparts, each of which shall be considered to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Merger Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

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IN WITNESS WHEREOF, the undersigned, being authorized officers of the constituent corporations, have executed this Merger Agreement as of the date first above written.

PARENT:

GAMCO INVESTORS, INC.
a New York corporation

By:	/s/ Douglas R. Jamieson
Name:	Douglas R. Jamieson
Title:	President and Chief Operating Officer

SUBSIDARY / SURVIVING ENTITY:

GAMCO INVESTORS, INC.
a Delaware corporation

By:	/s/ Robert S. Zuccaro
Name:	Robert S. Zuccaro
Title:	Chairman of the Board and President

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Exhibit A

Amended and Restated Certificate of Incorporation

A-1

Exhibit B

Amended and Restated Bylaws

B-1

ANNEX B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GAMCO INVESTORS, INC.

__________________________________

Pursuant to Sections 242 and 245 of the Delaware General Corporation Law

GAMCO Investors, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), hereby certifies as follows:

FIRST                     The name of the Corporation is: GAMCO Investors, Inc.

SECOND                The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 14, 2013.

THIRD                   The Amended and Restated Certificate of Incorporation of the Corporation, which amends and restates the Corporation’s original Certificate of Incorporation in its entirety, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, by the board of directors and stockholders of the Corporation.

FOURTH               The original Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety, as set forth on Exhibit A, attached hereto.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by an authorized officer of the Corporation, this ___ day of November, 2013.

GAMCO Investors, Inc.

By:
	Name:	Douglas R. Jamieson
	Title:	President

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Exhibit A to Certificate of Incorporation

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GAMCO INVESTORS, INC.
__________________________________

FIRST                     The name of this Corporation is: GAMCO Investors, Inc. (the “Corporation”).

SECOND                The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is: 874 Walker Road, Suite C, Dover, DE 19904, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is: United Corporate Services, Inc.

THIRD                   The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

FOURTH               (a)  The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 210,000,000 shares, consisting of: (i) 100,000,000 shares of Class A Common Stock, par value of $.001 per share (the “Class A Common Stock”), (ii) 100,000,000 shares of Class B Common Stock, par value of $.001 per share (the “Class B Common Stock”), and (iii) 10,000,000 shares of Preferred Stock, having a par value of $.001 per share (the “Preferred Stock”).  The powers, preferences and rights, and the qualifications, limitations and restrictions of each class of stock of the Corporation are as follows:

(b)           Common Stock.

1.           Voting.  (A)  At each annual or special meeting of stockholders, in the case of any written consent of stockholders in lieu of a meeting and for all other purposes, each holder of record of shares of Class A Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Class A Common Stock standing in such person’s name on the stock transfer records of the Corporation, and each holder of record of Class B Common Stock on the relevant record date shall be entitled to ten (10) votes for each share of Class B Common Stock standing in such person’s name on the stock transfer records of the Corporation.  Except as otherwise required by law and subject to the rights of holders of any series of Preferred Stock of the Corporation that may be issued from time to time, the holders of shares of Class A Common Stock and of shares of Class B Common Stock shall vote as a single class on all matters with respect to which a vote of the stockholders of the Corporation is required under applicable law, the Certificate of Incorporation, or the By-laws of the Corporation, or on which a vote of stockholders is otherwise duly called for by the Corporation, including, but not limited to, the election of directors, matters concerning the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, mergers or consolidations with another entity or entities, dissolution of the Corporation and amendments to the Certificate of Incorporation of the Corporation.  Except as otherwise provided in this Article FOURTH or required by applicable law, whenever applicable law, the Certificate of Incorporation of the Corporation or the By-laws of the Corporation provide for the necessity of an affirmative vote of the stockholders entitled to cast at least a “majority (or any other greater percentage) of the votes which all stockholders are entitled to cast thereon,” or a “majority (or any other greater percentage) of the Voting Stock” (as defined below), or language of similar effect, any and all such language shall mean that the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall vote as one class and that such majority (or any other greater percentage) consists of a majority (or such other greater percentage) of the total number of votes entitled to be cast in accordance with the provisions of this Article FOURTH.  For purposes of this Certificate of Incorporation, “Voting Stock” shall mean all the then-outstanding shares of capital stock entitled to vote generally in the election of directors, considered as a single class.

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(B)         Neither the holders of shares of Class A Common Stock nor the holders of shares of Class B Common Stock shall have cumulative voting rights.

2.           Dividends; Stock Splits.  Subject to the rights of the holders of shares of any series of Preferred Stock, and subject to any other provisions of the Certificate of Incorporation of the Corporation, holders of shares of Class A Common Stock and shares of Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of assets or funds of the Corporation legally available therefor.  If at any time a dividend or other distribution in cash or other property (other than dividends or other distributions payable in shares of common stock or other voting securities or options or warrants to purchase shares of common stock or other voting securities or securities convertible into or exchangeable for shares of common stock or other voting securities) is paid on the shares of Class A Common Stock or shares of Class B Common Stock, a like dividend or other distribution in cash or other property shall also be paid on shares of Class B Common Stock or shares of Class A Common Stock, as the case may be, in an equal amount per share.  If at any time a dividend or other distribution payable in shares of common stock or options or warrants to purchase shares of common stock or securities convertible into or exchangeable for shares of common stock is paid on shares of Class A Common Stock or Class B Common Stock, a like dividend or other distribution shall also be paid on shares of Class B Common Stock or Class A Common Stock, as the case may be, in an equal amount per share; provided that, for this purpose, if shares of Class A Common Stock or other voting securities, or options or warrants to purchase shares of Class A Common Stock or other voting securities or securities convertible into or exchangeable for shares of Class A Common Stock or other voting securities, are paid on shares of Class A Common Stock and shares of Class B Common Stock or voting securities identical to the other securities paid on the shares of Class A Common Stock (except that the voting securities paid on the Class B Common Stock may have up to ten (10) times the number of votes per share as the other voting securities to be received by the holders of the Class A Common Stock) or options or warrants to purchase shares of Class B Common Stock or such other voting securities or securities convertible into or exchangeable for shares of Class B Common Stock or such other voting securities, are paid on shares of Class B Common Stock, in an equal amount per share of Class A Common Stock and Class B Common Stock, such dividend or other distribution shall be deemed to be a like dividend or other distribution.  In the case of any split, subdivision, combination or reclassification of shares of Class A Common Stock or Class B Common Stock, the shares of Class B Common Stock or Class A Common Stock, as the case may be, shall also be split, subdivided, combined or reclassified so that the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately following such split, subdivision, combination or reclassification shall bear the same relationship to each other as did the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to such split, subdivision, combination or reclassification.

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3.           Liquidation, Dissolution, etc.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution to stockholders, subject to the rights of the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

4.           Mergers, etc.  In the event of any corporate merger, consolidation, purchase or acquisition of property or stock, or other reorganization in which any consideration is to be received by the holders of shares of Class A Common Stock or the holders of shares of Class B Common Stock, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall receive the same consideration on a per share basis; provided that, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase, or of securities convertible into or exchangeable for, voting securities), the holders of shares of Class B Common Stock may receive, on a per share basis, voting securities with up to ten (10) times the number of votes per share as those voting securities to be received by the holders of shares of Class A Common Stock (or options or warrants to purchase, or securities convertible into or exchangeable for, voting securities with up to ten (10) times the number of votes per share as the voting securities issuable upon exercise of the options or warrants to be received by the holders of the shares of Class A Common Stock, or into which the convertible or exchangeable securities to be received by the holders of the shares of Class A Common Stock may be converted or exchanged).

5.           Power to Sell and Purchase Shares.  Subject to applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law.  Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

6.           Rights Otherwise Identical.  Except as otherwise expressly set forth in this Article FOURTH, the rights of the holders of Class A Common Stock and the rights of the holders of Class B Common Stock shall be in all respects identical.

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7.           Preemptive Rights.  The holders of the Class A and Class B Common Stock shall have no preemptive rights to subscribe for any shares of any class or series of stock of the Corporation whether now or hereafter authorized.

(c)           Preferred Stock.

1.           The holders of the Preferred Stock shall have no preemptive rights to subscribe for any shares of any class or series of stock of the Corporation whether now or hereafter authorized.

2.           The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors is authorized to establish and designate one or more series of the Preferred Stock, to issue shares of the Preferred Stock in such series and to fix the number of shares in a series, the rights, designations, powers and preferences, and the qualifications, limitations and restrictions, of each series and the relative rights, preferences and limitations as between series.  The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(A)        the number of shares constituting that series and the distinctive designation of that series;

(B)         the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, of payments of dividends on shares of that series relative to shares of other classes or series;

(C)         whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(D)        whether that series shall have conversion or exchange privileges or be subject to conversion or exchange obligations, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(E)         whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(F)         whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(G)         the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding shares of the Corporation;

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(H)        the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the rights of priority, if any, of payment of shares of that series relative to shares of other classes or series;

(I)          any restrictions on transfers of shares of that series; and

(J)          any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

FIFTH                    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

(a)           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)           The Board of Directors shall have the power to make, adopt, alter, amend and repeal the By-laws of the Corporation without the assent or vote of the stockholders, including, without limitation, the power to fix, from time to time, the number of directors that shall constitute the whole Board of Directors, subject to the right of the stockholders to alter, amend and repeal the By-laws made by the Board of Directors.

(c)           The number of directors of the Corporation shall consist of one or more members and shall be from time to time fixed by, or in the manner provided in, the By-laws of the Corporation.  Election of directors need not be by written ballot unless the By-laws so provide.

(d)           In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Board of Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors which would have been valid if such By-laws had not been adopted.

(e)           Subject to any rights of holders of Preferred Stock or any other series or class of stock, any member of the Board of Directors or the entire Board of Directors may be removed, with or without cause, at any time prior to the expiration of his term by the holders of a majority of the shares entitled to vote at an election of directors.

(f)            Subject to any rights of holders of Preferred Stock or any other series or class of stock, and unless the Board of Directors otherwise determines, any vacancies will be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum.

SIXTH                   (a)  To the fullest extent permitted by the DGCL, as it exists on the date hereof or as it may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived any improper personal benefit.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

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(b)           The Corporation shall, to the fullest extent permitted by law, indemnify and hold harmless and advance expenses to any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation, any predecessor to the Corporation or any subsidiary or affiliate of the Corporation. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article SIXTH and applicable law shall not be deemed to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors, or otherwise.

(c)           Neither any amendment nor repeal of this Article SIXTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article SIXTH, shall eliminate or reduce the effect of this Article SIXTH in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article SIXTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

SEVENTH              The Corporation hereby expressly elects not to be governed by or subject to Section 203 of the DGCL.

EIGHTH                 The Corporation, GGCP, Inc. (“GGCP”) and other Gabellis (as defined below) may engage in the same areas of corporate opportunities, and benefits will be derived by the Corporation through its continued contractual, corporate and business relations with GGCP and other Gabellis (including possible service of officers and directors of GGCP, or any other Gabelli, as officers and directors of the Corporation).  The provisions of this Article EIGHTH are set forth to regulate and define the permitted conduct of certain affairs of the Corporation as they may involve a Gabelli (including GGCP) and their officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

(a)           Definitions.  For purposes of this Article EIGHTH:

  (1)           “corporate opportunities” potentially allocable to the Corporation consist of business opportunities that (i) the Corporation is financially able to undertake; (ii) are, from their nature, in the Corporation’s actual line or lines of business and are of practical advantage to the Corporation; and (iii) are ones in which the Corporation has an interest or reasonable expectancy; provided, that “corporate opportunities” do not include transactions in which the Corporation or a Gabelli is permitted to participate pursuant to any agreement between the Corporation and such Gabelli that is entered into with the approval of the members of the Board of Directors and do not include passive investments;

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  (2)           the “Corporation” includes its subsidiaries and other entities in which it beneficially owns, directly or indirectly, 50% or more of the outstanding voting securities or comparable interests;

  (3)           a “Gabelli” includes (i) Mr. Gabelli (as hereinafter defined), so long as he is an officer or director of the Corporation or beneficially owns a controlling interest in the Corporation, (ii) any member of his “immediate family” (which shall include Mr. Gabelli’s spouse, parents, children and siblings) who is at the time an officer or director of the Corporation and (iii) any entity in which persons qualifying as Gabellis pursuant to clauses (i) and (ii) above beneficially own in the aggregate a controlling interest of the outstanding voting securities or comparable interests;

  (4)           “Mr. Gabelli” means Mr. Mario J. Gabelli;

  (5)           “Permissible Accounts” mean (i) those investment funds and accounts currently managed by Mr. Gabelli outside the Corporation under performance fee arrangements but only to the extent, in the case of an investment fund, such fund’s investors consist solely of one or more of the persons who were investors as of the date of the initial issuance of the Corporation’s Class A Common Stock in the public offering contemplated by the Corporation’s Registration Statement on Form S-1 (File No. 333-51023) (the “IPO Consummation Date”) and the successors, heirs, donees or immediate families thereof and, in the case of an investment account, the parties to such account are solely one or more of the persons who were parties to such account as of the IPO Consummation Date and the successors, heirs, donees or immediate families thereof (collectively, “Qualifying Persons”) and (ii) successor funds and accounts which serve no persons other than the Qualifying Persons referred to in clause (i), which funds and accounts operate according to an investment style similar to such other accounts or funds and which style is not used at the Corporation as of the IPO Consummation Date and which are subject to performance fee arrangements; and

  (6)           “Trigger Date” means the date on which Mr. Gabelli “beneficially” owns (within the meaning of Section 13(d) of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect on the effective date of this Certificate of Incorporation) less than a majority of the voting power of the Voting Stock.

(b)           Corporate Opportunities Policy.

  (1)           Except with respect to corporate opportunities that involve Permissible Accounts, if a Gabelli acquires knowledge of a potential transaction on a matter that is a corporate opportunity for both any Gabelli and the Corporation, such Gabelli will have a duty to communicate that opportunity to the Corporation and may not pursue that opportunity or direct it to another person except as permitted by paragraph (3) of this Section (b) of Article EIGHTH.

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  (2)           If a director or officer of the Corporation other than a Gabelli acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation and a Gabelli, such director or officer must act in good faith in accordance with the following two-part policy.

(A)        A corporate opportunity offered to any person who is a director but not an officer of the Corporation and who is also a director (whether or not an officer) of an entity which is at the time a Gabelli will belong to such Gabelli or to the Corporation, as the case may be, depending on whether the opportunity is expressly offered to the person primarily in his or her capacity as an officer or director of the entity which is at the time a Gabelli or of the Corporation, respectively.  Otherwise, the opportunity will belong to the Corporation to the same extent as if the opportunity came directly to the Corporation.

(B)         A corporate opportunity offered to any person who is an officer (whether or not a director) of the Corporation and who is also a director or an officer of an entity which is at the time a Gabelli will belong to the Corporation, unless the opportunity is expressly offered to that person primarily in his or her capacity as a director or officer of the entity which is at the time a Gabelli, in which case the opportunity will belong to such Gabelli to the same extent as if the opportunity came directly to a Gabelli.

                                                              To the fullest extent permitted by law, a director or officer of the Corporation (other than a Gabelli) who acts in accordance with the foregoing two-part policy (i) will be deemed fully to have satisfied his or her fiduciary duties to the Corporation and its stockholders with respect to such corporate opportunity, (ii) will not be liable to the Corporation or its stockholders for any breach of fiduciary duty by reason of the fact that a Gabelli pursues or acquires such opportunity or directs such corporate opportunity to another person or entity or does not communicate information regarding such opportunity to the Corporation, (iii) will be deemed to have acted in good faith and in a manner he or she reasonably believes to be in the best interests of the Corporation, and (iv) will be deemed not to have breached his or her duty of loyalty to the Corporation or its stockholders and not to have derived an improper benefit therefrom.

                                                              (3)           Any corporate opportunity that belongs to a Gabelli or to the Corporation pursuant to the foregoing paragraphs shall not be pursued by the other (or directed by the other to another person or entity) unless and until such Gabelli or the Corporation, as the case may be, determines not to pursue the opportunity.  If the party to whom the corporate opportunity belongs does not, however, within a reasonable period of time, begin to pursue, or thereafter continue to pursue, such opportunity diligently and in good faith, the other party may pursue such opportunity (or direct it to another person or entity).

(c)           Conflict of Interest Policy.  (1)  To the fullest extent permitted by law, no contract, agreement, arrangement, or transaction between the Corporation and a Gabelli or any customer or supplier or any entity in which a director of the Corporation has a financial interest (a “Related Entity”), or one or more of the directors or officers of the Corporation, or any Related Entity, any amendment, modification, or termination thereof, or any waiver of any right thereunder, will be voidable solely because a Gabelli or such customer or supplier, any Related Entity, or any one or more of the officers or directors of the Corporation or any Related Entity are parties thereto, or solely because any such directors or officers are present at or participate in the meeting of the Board of Directors, or committee thereof, that authorizes the contract, agreement, arrangement, transaction, amendment, modification, termination, or waiver (each a “Transaction”) or solely because their votes are counted for such purpose, if any of the following four requirements are met:

10

(A)        the material facts as to the relationship or interest and as to the Transaction are disclosed or known to the Board of Directors or the committee thereof that authorizes the Transaction, and the Board of Directors or such committee in good faith approves the Transaction by the affirmative vote of a majority of the disinterested directors on the Board of Directors or such committee, even if the disinterested directors are less than a quorum;

(B)         the material facts as to the relationship or interest and as to the Transaction are disclosed or known to the holders of Voting Stock entitled to vote thereon, and the Transaction is specifically approved by vote of the holders of a majority of the voting power of the then outstanding Voting Stock not owned by such Gabelli or such Related Entity, voting together as a single class;

(C)         the Transaction is effected pursuant to guidelines that are in good faith approved by a majority of the disinterested directors on the Board of Directors or the applicable committee thereof or by vote of the holders of a majority of the then outstanding Voting Stock not owned by such Gabelli or such Related Entity, voting together as a single class; or

(D)        the Transaction is fair to the Corporation as of the time it is approved by the Board of Directors, a committee thereof or the stockholders of the Corporation.

                                                              (2)           To the fullest extent permitted by law, if the requirements of (A), (B), (C) or (D) of paragraph (1) above are met, such Gabelli, the Related Entity, and the directors and officers of the Corporation, or the Related Entity (as applicable) will be deemed to have acted reasonably and in good faith (to the extent such standard is applicable to such person’s conduct) and fully to have satisfied any duties of loyalty and fiduciary duties they may have to the Corporation and its stockholders with respect to such Transaction.

                                                              (3)           To the fullest extent permitted by law, any Transaction authorized, approved, or effected, and each of such guidelines so authorized or approved, as described in (A), (B), or (C) above, will be deemed to be entirely fair to the Corporation and its stockholders, except that, if such authorization or approval is not obtained, or such Transaction is not so effected, no presumption will arise that such Transaction or guideline is not fair to the Corporation and its stockholders.  To the fullest extent permitted by law and this Certificate of Incorporation, a Gabelli will not be liable to the Corporation or its stockholders for breach of any fiduciary duty that a Gabelli may have as a director of the Corporation by reason of the fact that a Gabelli takes any action in connection with any transaction between such Gabelli and the Corporation.

(d)           For purposes of the provisions contained in this Article EIGHTH, a “disinterested director” shall mean a director that is not a Gabelli and who does not have a financial interest in the Transaction and interests in an entity that are not equity or ownership interests or that constitute less than 10% of the equity or ownership interests of such entity will not be considered to confer a financial interest on any person who beneficially owns such interests.

(e)           Before the Trigger Date, the affirmative vote of the holders of a majority of the outstanding Voting Stock, voting together as a single class, will be required to alter, amend, or repeal any of these conflict of interest or corporate opportunity provisions contained in this Article EIGHTH in a manner adverse to the interests of any Gabelli.  After the Trigger Date, such required vote will be increased to 80% to alter, amend, repeal or replace any of the conflict of interest and corporate opportunity provisions contained herein.

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ANNEX C
AMENDED AND RESTATED

BY-LAWS

OF

GAMCO INVESTORS, INC.

ARTICLE I

OFFICES

Section 1.           Registered Office.  The registered office of GAMCO Investors, Inc.  (hereinafter, the “Corporation”) shall be at United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE 19904, County of Kent.

Section 2.           Other Offices.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.           Definitions.  For purposes of these Amended and Restated By-laws (the “By-laws”), “Trigger Date” shall mean the date Mr. Gabelli (as defined below) owns a “beneficial” interest (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) and the rules and regulations promulgated thereunder, as in effect on the effective date of these By-laws) of less than a majority of the outstanding voting power of the then outstanding shares of stock entitled to vote generally in the election of directors (the “Voting Stock”).  The term “Mr. Gabelli” refers to Mario J. Gabelli and also includes members of his “immediate family” (which shall include Mr. Gabelli’s spouse, parents, children and siblings) and any subsidiaries and other entities in which Mr. Gabelli and members of his immediate family beneficially own a controlling interest of the outstanding voting securities or interests.

Section 2.           Annual Meetings.  Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting given by the Corporation, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.  At each annual meeting, the stockholders entitled to vote shall elect members of the Board of Directors, and they may transact such other corporate business as may properly come before the meeting.

Section 3.           Voting and Proxies.  In accordance with the terms of the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and in accordance with the provisions of these By-laws, each holder of the Corporation’s Class A common stock, par value $.001 per share (the “Class A Common Stock”), shall be entitled to one (1) vote, in person or by proxy, per share and each holder of the Corporation’s Class B common stock, par value $.001 per share (the “Class B Common Stock”), shall be entitled to ten (10) votes, in person or by proxy, per share.  No proxy shall be voted after three (3) years from its date unless such proxy provides for a longer period.  Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.

Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.  All elections for directors shall be decided by a plurality vote; all other questions shall be decided by a majority vote except as otherwise required by these By-laws, the Certificate of Incorporation or the laws of the State of Delaware.

Section 4.           Quorum.  A majority of the voting power of the outstanding shares of the Corporation’s capital stock entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at meetings of stockholders.  In determining whether a quorum is present treasury shares shall not be counted.  If less than a majority of the voting power of the outstanding shares is represented, a majority of the voting power of the shares so represented may adjourn the meeting from time to time without further notice, but until a quorum is secured no other business may be transacted.  The stockholders present at a duly organized meeting may continue to transact business until an adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  At any duly organized meeting, except as otherwise provided by these By-laws or in the Certificate of Incorporation or as required by law, a vote of a majority of the voting power of the stock represented thereat shall decide any question brought before the meeting.

Section 5.           Notice of Meetings.  Except as otherwise required by law, written notice, stating the place, date and time of the annual or special meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at such stockholder’s address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting.  Such notice may be given personally, by mail, or by such other means permitted by the General Corporation Law of the State of Delaware as in effect from time to time or any successor statute thereto (the “DGCL”).  No business other than that stated in the notice shall be transacted at any special meeting.

Section 6.           Special Meetings.  Special meetings of stockholders may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Subject to the rights of holders of any series of preferred stock to elect additional directors under specified circumstances and the rights of stockholders to call a special meeting to elect a sufficient number of directors to conduct the business of the Corporation under specified circumstances, and except as otherwise required by law, special meetings of stockholders can be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board (as defined herein) or the Chairman of the Board, upon not less than ten nor more than sixty days’ written notice, except that prior to the Trigger Date, special meetings shall be called at the request of the holders of a majority of the voting power of the then outstanding Voting Stock.

Section 7.           Nature of Business at Meetings of Stockholders.  Only such business (other than nominations of Directors, which must comply with Article III, Section 6, and matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) may be transacted at an annual meeting of stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.

a.           Delivery of Notice.  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders.  In the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

b.           Form of Notice.  To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting:

(i)	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(ii)	the name and record address of such stockholder;

(iii)
as to the stockholder giving the notice, (A) the class, series and number of all shares of stock of the Corporation which are owned by such stockholder, (B) the name of each nominee holder for shares owned beneficially but not of record by such stockholder and the number of shares of stock held by each such nominee holder, and (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such stockholder with respect to stock of the Corporation;

(iv)
a description of all agreements, arrangements, or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, including any anticipated benefit to the stockholder therefrom;

(v)	a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and

(vi)
any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies with respect to business brought at an annual meeting of stockholders pursuant to Section 14 of the Exchange Act, and the rules promulgated thereunder or any successor statute.

c.           Business to be Conducted.  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 7.  If the Chairman of an annual meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the Chairman shall declare that the business was not properly brought before the meeting and such business shall not be transacted.  Nothing in this Section 7 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or this Bylaw.

Section 8.           Action by Written Consent.

a.           Unless otherwise provided in the Certificate of Incorporation or by applicable law, any action which, under any provision of the DGCL, is required to or may be taken at any annual or special meeting of stockholders may be taken without a meeting of stockholders, if a consent in writing, setting forth the action so taken, (i) is signed by the holders of record on the record date (established as provided below in Article X, Section 4) of the outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) is delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

b.           The delivery of consents submitted pursuant to this Section 8 shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective for the Corporation to take action unless, within sixty (60) calendar days of the earliest dated valid consent delivered in the manner described in this Section 8, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in Section 8(a). Only stockholders of record on the record date shall be entitled to consent to corporate action in writing without a meeting.

c.           Any stockholder of record seeking to have the stockholders give consent to corporate action in writing without a meeting pursuant to this Section 8 shall first request in writing that the Board fix a record date for the purpose of determining the stockholders entitled to give consent to such corporate action, and delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (the “Consent Record Date Request Notice”). Within ten (10) calendar days after receipt of a Consent Record Date Request Notice from any such stockholder, the Board may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to give consent to such corporate action, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board (the “Resolution Adoption Date”), and which record date shall not be more than ten (10) calendar days after the Resolution Adoption Date. If no resolution fixing a record date has been adopted by the Board within such ten (10) calendar day period after the date on which a Consent Record Date Request Notice is received, the record date for determining stockholders entitled to give consent to corporate action in writing without a meeting shall be the first date on which a valid signed written consent setting forth the corporate action taken or proposed to be taken is delivered to the Corporation in the manner described in Section 8(a).

d.           Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in Section 8(b).

e.           Notwithstanding anything in these By-laws to the contrary, no action may be taken by the stockholders by written consent except in accordance with the Certificate of Incorporation and this Section 8. If the Board shall determine that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with the Certificate of Incorporation and this Section 8, or the stockholder or stockholders seeking to take such action do not otherwise comply with the Certificate of Incorporation and this Section 8, then the Board shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law.

f.           In addition to the requirements of this Section 8 with respect to stockholders seeking to take an action by written consent, each stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to such action.

ARTICLE III

DIRECTORS

Section 1.           General.  The business affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.  The Board of Directors shall consist of not less than three nor more than twelve persons.  Subject to any rights of holders of preferred stock to elect directors under specified circumstances, the exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the “Whole Board”).  As of the effective date of these By-laws, and until changed in accordance with the preceding sentence, the number of directors shall be seven (7) directors.  Directors shall be at least eighteen years of age and need not be residents of the State of Delaware nor stockholders of the Corporation.  The directors, other than the first Board of Directors, shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified.  The first Board of Directors shall hold office until the first annual meeting of stockholders.

Section 2.           Removal.  Subject to the rights of holders of preferred stock to elect and remove directors under specified circumstances, any or all of the directors may be removed, with or without cause, at any time by the affirmative vote of the holders of at least a majority of the voting power of the then outstanding Voting Stock, voting together as a single class.

Section 3.           Newly Created Directorships and Vacancies.  Subject to any rights of holders of preferred stock or any other series or class of Stock, and unless the Board of Directors otherwise determines, any new directorships and vacancies will be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum.  A director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office.  A director elected to fill a newly created directorship shall serve until the next succeeding annual meeting of stockholders and until his successor shall have been elected and qualified.

Section 4.           Books and Records.  The Board of Directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

Section 5.           Compensation.  The Board of Directors, or any committee thereof, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

Section 6.           Nomination of Directors.  Only persons who are nominated in accordance with this Section 6 shall be eligible for election as directors, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 6.

a.           Delivery of Notice.  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

b.           Form of Notice.  To be in proper written form, a stockholder’s notice to the Secretary must set forth:

(1)	as to each person whom the stockholder proposes to nominate for election as a director:

(i)	the name, age, business address and residence address of such person,

(ii)	the principal occupation or employment of such person,

(iii)
(A) the class, series and number of all shares of stock of the Corporation which are owned by such person, (B) the name of each nominee holder for shares owned beneficially but not of record by such person and the number of shares held by each such nominee holder and (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person with respect to stock of the Corporation;  and

(iv)
any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder or any successor statute; and

(2)	as to the stockholder giving the notice

(i)	the name and record address of such stockholder;

(ii)
(A) the class, series and number of all shares of stock of the Corporation which are owned by such stockholder, (B) the name of each nominee holder for shares owned beneficially but not of record by such stockholder and the number of shares held by each such nominee holder, and (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest  or other transaction has been entered into by or on behalf of such stockholder with respect to the stock of the Corporation;

(iii)
a description of all agreements, arrangements, or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, and any material interest of such stockholder in such nomination, including any anticipated benefit to the stockholder therefrom;

(iv)	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

(v)
any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any successor statute.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 6.  If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE IV

MEETINGS OF THE BOARD OF DIRECTORS

Section 1.           Time and Place.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.  Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 2.           Special Meetings.  Special meetings of the Board of Directors may be called by the Chief Executive Officer on two days’ notice to each director, either personally or by mail or by electronic transmission, or on such shorter notice as the person calling such meeting may deem necessary or appropriate in the circumstances; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of two directors.

Section 3.           Notice.  Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 4.           Quorum.  A majority of the Whole Board shall constitute a quorum for the transaction of business unless a greater or lesser number is required by law or by the Certificate of Incorporation.  The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or by the Certificate of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 5.           Telephonic Meetings.  Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 6.           Action by Written Consent.  Unless the Certificate of Incorporation or the DGCL provides otherwise, any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing to the adoption of a resolution authorizing the action so taken, shall be signed by all of the directors or all of the members of such committee, as the case may be.

ARTICLE V

COMMITTEES

Section 1.           General.  The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate, from among its members, committees, each consisting of two or more directors, and each of which, to the extent provided in the resolution, shall have all the authority of the Board of Directors, except as otherwise required by law.  Vacancies in the membership of any committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.

Section 2.           Compensation Committee.  The compensation committee shall consist of not less than two nor more than eight members whose chairman shall also be named by the Board of Directors.  The compensation committee shall prescribe the compensation of the Chief Executive Officer and such other officers as such committee deems necessary.

Section 3.           Audit Committee.  The audit committee shall consist of not less than two nor more than eight members elected by the Board of Directors from among their own number; provided, however, that all of the members of the committee shall be independent directors.  The chairman of the committee shall also be selected by the Board of Directors.  The audit committee shall recommend to the Board of Directors the firm to be employed by the Corporation as its external auditor; shall consult with the persons chosen to be the external auditors with regard to the plan of audit; shall review the fees of the external auditors for audit and non-audit services; shall review, in consultation with the external auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; shall review with management and the external auditor before publication or issuance, the annual financial statement, and any annual reports to be filed with the Securities and Exchange Commission; shall consult with the external auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of the internal auditing and general accounting functions of the Corporation; shall consult with the internal auditors (periodically, as appropriate, out of the presence of management) with regard to cooperation of corporate divisions with the internal auditing and accounting departments and the adequacy of corporate systems of accounting and controls; shall serve as a communications liaison between the Board of Directors, the external auditors, and the internal auditors; and shall perform such other duties not inconsistent with the spirit and purpose of the committee as are delegated to it by the Board of Directors.

Section 4.           Nominating Committee.  The Board of Directors may elect from its membership a nominating committee of not less than two nor more than eight members elected by the Board of Directors from among their own number.  The nominating committee shall meet periodically to review the qualifications of potential Board of Directors candidates from whatever source received; shall report its findings to the Board of Directors and propose nominations for Board of Directors membership for approval by the Board of Directors and for submission to stockholders for approval; and shall review and make recommendations to the Board of Directors, where appropriate, concerning the size of the Board of Directors and the frequency of meetings.  The nominating committee shall have and exercise all such power as it shall deem necessary for the performance of its duties.

Section 5.           Meetings.  Meetings of the executive committee, the nominating committee, the compensation committee, and the audit committee or any other committee shall be held on call of the Chairman of the Board or any committee member.  Two or more members of a committee shall constitute a quorum.

ARTICLE VI

NOTICES

Section 1.           General.  Whenever, under the provisions of the DGCL or of the Certificate of Incorporation or of these By-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Notice to directors may also be given by electronic transmission.

Section 2.           Waiver.  Whenever any notice of a meeting is required to be given under the provisions of the DGCL or under the provisions of the Certificate of Incorporation or these By-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE VII

OFFICERS

Section 1.           General.  The officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, such Vice Presidents as shall from time to time be deemed necessary, a Secretary, such Assistant Secretaries as shall from time to time be deemed necessary, and a Chief Financial Officer.  The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.  Any two or more offices may be held by the same person, except the offices of Chief Executive Officer and Secretary.

Section 2.           Term; Removal and Vacancies.  The officers of the Corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 3.           Chairman of the Board.  The Chairman of the Board shall be chosen from among the directors and shall preside at all meetings of the stockholders and the Board of Directors and shall perform such other duties and possess such powers as are customarily vested in such office or as may be vested in the Chairman of the Board by the Board of Directors, the Certificate of Incorporation or these By-laws.

Section 4.           Chief Executive Officer.  The Chief Executive Officer of the Corporation shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 5.           Vice President.  The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the Chief Executive Officer, perform the duties and exercise the powers of the chief executive officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 6.           Secretary.  The Secretary shall attend all meetings of the Board of Directors (subject to the authority of the Board of Directors to appoint another person to serve as secretary at any such meeting or portion thereof) and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or chief executive officer, under whose supervision he or she shall be.  He or she shall have custody of the corporate seal of the Corporation and he or she, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

Section 7.           Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 8.           Chief Financial Officer.  The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation.

If required by the Board of Directors, he or she shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

ARTICLE VIII

INDEMNIFICATION

Section 1.           Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation.  Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a trustee, fiduciary or administrator of any pension, profit sharing or other benefit plan for any of the Corporation’s employees, against expenses (including attorneys’ fees), judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2.           Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.  Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 3.           Authorization of Indemnification.  Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation unless in the specific case a determination is made that indemnification of the director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be.  Such determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.  To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4.           Good Faith Defined.  For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.  The term “another enterprise” as used in this Section shall mean any other corporation or any partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent.  The provisions of this Section shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

Section 5.           Indemnification by a Court.  Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII.  The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standards of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.  Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application.

Section 6.           Expenses Payable in Advance.  Expenses incurred in defending a civil or criminal action, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.   Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 7.           Non-Exclusivity and Survival of Indemnification.  The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any By-law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law.  The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL or otherwise.

A right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or these By-laws shall not be eliminated or impaired by an amendment to the Certificate of Incorporation or these By-laws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Section 8.           Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 9.           Meaning of “Corporation” for Purposes of Article VIII.  For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

Section 10.           Term of Indemnification.  The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 11.           Severability.  If any word, clause or provision of this Article VIII or any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

Section 12.           Intent of Article.  The intent of this Article VIII is to provide for indemnification to the fullest extent permitted by the DGCL.  To the extent that such Section or any successor section may be amended or supplemented from time to time, this Article VIII shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by law.

ARTICLE IX

BUSINESS COMBINATION STATUTE

The Corporation hereby elects not to be governed by, or subject to, Section 203 of the DGCL.

ARTICLE X

CERTIFICATES FOR SHARES

Section 1.           General.  The shares of the Corporation shall be represented by certificates or shall be uncertificated.  Certificates shall be signed by the Chairman of the Board, the President or a Vice President, and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Corporation and may be sealed with the seal of the Corporation or a facsimile thereof.

When the Corporation is authorized to issue shares of more than one class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Section 2.           Signatures.  Any and all signatures of the officers of the Corporation upon a certificate may be facsimiles.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 3.           Replacement Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed.  When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate shall be cancelled and the transaction shall be recorded upon the books of the Corporation.

Section 4.           Stockholders of Record.  Except as otherwise provided in Section 8 of Article II, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders.  Such date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than sixty nor less than ten days (unless the DGCL permits a shorter time) before the date of any meeting nor more than sixty days prior to any other action.  When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 5.           Stockholder List.  A list of stockholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be prepared at least 10 days prior to any meeting of the stockholders.  If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting and all persons who appear from such list to be stockholders entitled to vote thereat may vote at such meeting.

ARTICLE XI

GENERAL PROVISIONS

Section 1.           Dividends.  Subject to the provisions of the Certificate of Incorporation relating thereto, if any, dividends may be declared by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor under the DGCL.  Dividends may be paid in cash, in shares of the capital stock or in the Corporation’s bonds or its property, including the shares or bonds of other corporations subject to any provisions of law and of the Certificate of Incorporation.

Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.           Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.           Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.           Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Section 5.           Exclusive Jurisdiction.  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these By-laws, (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these By-laws, and (e) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 5 of Article XI.

ARTICLE XII

AMENDMENTS

These By-laws may be amended or repealed or new By-laws may be adopted at any regular or special meeting of stockholders at which a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of any directors, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting.  These By-laws may also be amended or repealed or new By-laws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors.  If any By-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the By-law so adopted, amended or repealed, together with a precise statement of the changes made.  By-laws adopted by the Board of Directors may be amended or repealed by the stockholders.

___________, 2013

ANNEX D
FIRST AMENDMENT

TO

GAMCO INVESTORS, INC.

2002 STOCK AWARD AND INCENTIVE PLAN

WHEREAS, pursuant to Article 8(e) of the GAMCO Investors, Inc. 2002 Stock Award and Incentive Plan (the “Plan”) the Board of Directors (the “Board”) of GAMCO Investors, Inc. (the “Company”) may, subject to certain limitations, alter, amend, suspend, or terminate the Plan or any portion thereof at any time; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Plan; and

WHEREAS, prior to this first amendment to the Plan (the “Amendment”), the maximum number of shares of Stock that could be delivered pursuant to Awards granted under the Plan was 1,500,000, subject to adjustment as provided therein; and

WHEREAS, the Board wishes to increase the number of Shares available for issuance under the Plan by 2,000,000 Shares; and

WHEREAS, subject to shareholder approval, the Board approved the terms of this Amendment.

NOW, THEREFORE, In accordance with Article 8(e) of the Plan, the Plan shall be amended effective upon shareholder approval as follows:

1.	The first sentence of Article 5 of the Plan is hereby amended and restated as follows:

“The number of shares of Stock reserved for the grant of Awards under the Plan shall be 3,500,000, subject to adjustment as provided herein.”

2.	As hereby amended, the Plan shall continue in full force and effect. This Amendment shall be effective upon shareholder approval.

GAMCO INVESTORS, INC.

By:	/s/ Robert S. Zuccaro
	Name:	Robert S. Zuccaro
	Title:	Executive Vice President and Chief Financial Officer

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 15, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

GAMCO INVESTORS, INC.

Proxy -- Special Meeting of Shareholders
November 20, 2013

The undersigned, a shareholder of GAMCO Investors, Inc. (the “Company”), does hereby appoint Douglas R. Jamieson, Robert S. Zuccaro and Thomas J. Hearity (with full power to act alone), the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Class A Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held in the Agora room at One Corporate Center, Rye, NY 10580 on November 20, 2013 at 9:00 am, local time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 20, 2013.

 The Proxy Statement is available free of charge on the following website: ______________.

CONTINUED TO BE COMPLETED, SIGNED
AND DATED ON THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.
To approve the Agreement and Plan of Merger between the Company and its wholly-owned Delaware subsidiary, GAMCO Investors, Inc. (“GAMCO Delaware”), pursuant to which the Company will merge with and into GAMCO Delaware for the sole purpose of changing the Company’s state of incorporation from New York to Delaware, including to approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of GAMCO Delaware.

FOR [            ]                                           AGAINST [            ]                                                      ABSTAIN [           ]

2.
To approve an amendment to the Company’s 2002 Stock Award and Incentive Plan to increase the number of shares of Class A Common Stock authorized and reserved for issuance thereunder by 2,000,000 shares.

FOR [            ]                                           AGAINST [            ]                                                      ABSTAIN [           ]

DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Special Meeting and any adjournment of postponement thereof.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:__________________       Date______________

Signature:__________________       Date______________

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:   ____________